Exhibit 99.1

Enhancing Shareholder Value

Computer Horizons Corp.

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Maintaining and Building Lasting Relationships

25+ Years	20 - 25 Years	15 - 20 Years	10 -15 Years	0 - 5 Years	
AT&T	P&G	Aetna	JPMorganChase	DENDRITE	Armstrong
Merrill Lynch	Ford	Lilly	Ameritech	HHC New York City Health and Hospitals Corporation	GM
Prudential Financial	citi	Allstate	Charles Schwab	WESTFIELD INSURANCE	KAISER PERMANENTE
MetLife	verizon	CIGNA	TD	WELLPOINT	hp
				OfficeMax	Schering-Plough
				UBS Warburg	TOYOTA

© Computer Horizons Corp. 2004

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Computer Horizons Corp.

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RGII INC.®

TECHNOLOGIES

a Computer Horizons Company

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Government Customers

Smithsonian
Health Human Services
TRICARE
NOAA
ARL
Army Research Laboratory

© Computer Horizons Corp. 2004
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Computer Horizons Corp.

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RGII Consolidated Revenue By Agency

Commerce
DOT
State & Local
State
Quazi
Commercial
DOL
Justice
Interior
DOD
13%
25%
11%
40%
6%

© Computer Horizons Corp. 2004

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Computer Horizons Corp.

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Chimes: Market Leader

Chimes has the highest brand usage

Chimes
White Amber
ProcureStaff
Beeline
PeopleSoft
IQ Navigator
Elance
Nextsource
Fieldglass
TempWorks
WorkForceLogic
Analysts International
Ework
CoTalent
Liquid Medium
0%
10%
20%
30%
Source of Data
StaffingIndustry
ANALYSTS, INC.

© Computer Horizons Corp. 2004

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Computer Horizons Corp.

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Chimes: Impressive Client Roster

American Red Cross	NBC UNIVERSAL	GMAC	Washington Mutual	hp invent
BELLSOUTH	UBS Warburg	equant	Sabre	AA
MetLife	UnitedHealth Group	NORTHWEST AIRLINES	Limitedbrands	ups
KAISER PERMANENTE	Quest Diagnostics	MEMORIAL SLOAN-KETTERING CANCER CENTER	Morgan Stanley	GM
Bosch USA	Northern Trust	The St Paul	LEHMAN BROTHERS	ABB
uniqema	Allegis	The McGraw-Hill Companies	perotsystems	ICI

© Computer Horizons Corp. 2004
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Computer Horizons Corp.

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Chimes: Market Potential

Estimated Maximum Global Market Size
($ BN)

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.5
$3.7
$4.0
$4.2
2004
2005
2006
2007

Current Chimes managed spend is over $1BN

US market approximately half of global market

© Computer Horizons Corp. 2004

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Computer Horizons Corp.

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Revenue Mix

($ millions)

$70
$60
$50
$40
$30
$20
$10
$0
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Chimes
Solutions
IT Services

© Computer Horizons Corp. 2004

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Computer Horizons Corp.

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Consolidated Gross Profit

35%
34%
33%
32%
31%
30%
29%
28%
27%
26%
Gross Profit %
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004

© Computer Horizons Corp. 2004

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Computer Horizons Corp.

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Operating Income (Loss)

2
1.5
1
0.5
0
-0.5
-1
-1.5
-2
$ millions
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004

Note: Operating Income excludes amortization and special charges/credits.

© Computer Horizons Corp. 2004

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Computer Horizons Corp.

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Earnings/(Loss) per Share – GAAP Basis

$0.10
$0.05
$0.00
-$0.05
-$0.10
-$0.15
-$0.20
-$0.25
-$0.30
-$0.35
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004

© Computer Horizons Corp. 2004

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Computer Horizons Corp.

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Return on Invested Capital (%)

2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004

© Computer Horizons Corp. 2004

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Computer Horizons Corp.

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Enhancing Shareholder Value

[LOGO]

CHC Overview

•  CHC is a vertically-oriented global provider of IT Services and Solutions, powered by Chimes

•  Leverage 35 years of technology experience

•  2003 revenue of $245 million

•  2004 first-half revenue of $126 million

•  2,500 billable consultants

•  A global 2000 client base

•  31 offices – US, Canada, UK, India

•  Niche player providing a lower cost/higher quality alternative to the large systems integrators

CHC Lines of Business

Solutions

•  42% of revenue

•  Vertically-oriented technology solutions

•  Application, data and network management

•  Global outsourcing (Canada, India)

•  Flexible delivery model

•  Project based

•  Higher margin

Chimes

•  9% of revenue

•  Vendor Management Services

•  Higher margin, recurring revenue model

•  First to market

•  Current industry leader

•  Achieved profitability in Q2 2004, including corporate allocation costs

IT Services

•  49% of revenue

•  Staff augmentation

•  Highly competitive

•  Lower margin

CHC Three Year Plan – Overall Objectives

2004 - 2006

•  Transition from lower-margin staffing to higher-margin solutions business

•  Focused on high-growth vertical markets (organic/external growth)

•  Federal (RGII and AIM), state and local government

•  Financial services

•  Healthcare and pharmaceutical

•  Continue to expand footprint in Chimes

•  Return “ROIC” to positive percentage and improve YOY

•  Increase Shareholder Value

CHC Three Year Plan – Financial Objectives

2004 - 2006

•  Achieve revenue growth (organic and acquired) of 10 - 20% CAGR per year

•  Increase solutions revenue mix (including Chimes) to at least 60% of consolidated revenues

•  Achieve operating margins between 5 – 8%

•  Grow profitability faster than top line

•  Grow Chimes faster than other business units; realize intrinsic value of recurring revenue model

•  Maintain strong balance sheet

•  Translate operating performance into increased shareholder value

Three Year Plan – Execution to Date

•  Reported favorable Q2 2004 results

•  Revenue growth of 12%; Net income of $817,000, or $0.03 per share

•  Solutions revenue (including Chimes) totaled 51% of consolidated revenues; Gross margin improved to over 34%

•  First quarterly reporting period in several years where CHC achieved both operating income and net income, as well as sequential revenue growth in all business units

•  Growth driven predominantly by CHC’s federal government practice, where backlog remains robust

•  Balance sheet at June 30 remains strong

•  Cash =$37 million; working capital =$77 million (4.4:1); no debt

Maintaining and Building Lasting Relationships

25+ Years	20 - 25 Years	15 - 20 Years	10 -15 Years	0 - 5 Years

[LOGOS]	[LOGOS]	[LOGOS]	[LOGOS]	[LOGOS]

Commercial IT Services

•  Strong heritage in the industry (founded in 1969)

•  Billable headcount of 1,500 consultants

•  Recent trend upward

•  Added to four Preferred Vendor lists during the first half of 2004

•  Presence in all major US and Canadian markets

[LOGO]

RGII Overview – CHC’s Federal Government Practice

•  Wholly-owned subsidiary of CHC, acquired in July 2003

•  Fit CHC’s transition strategy to higher gross margin services business

•  Diversified client base between Defense Department and Civilian agencies (now represented in 12 major government agencies)

•  Consultants with security clearances and three “secured facilities” to perform mission sensitive defense related projects

•  Management team and infrastructure in place to support continued organic growth and “bolt-on” acquisitions – AIM – April 2004

•  Combined with AIM, RGII is a $60+ million practice, profitable, with a healthy backlog of more than $200 million (funded and unfunded)

•  90% of engagements under prime contracts

Federal Marketplace – A Growth Sector

•  Fiscal 2004 Federal IT budget of $59.3 billion (53% civilian – 47% defense)

•  Most analysts predict increases in Federal IT spending

•  Federal government is the world’s largest IT customer

•  Services not prone to offshore outsourcing

Government Customers

[LOGOS]

RGII Consolidated Revenue By Agency

[CHART]

[LOGO]

Chimes Overview

•  Wholly-owned subsidiary of CHC, established in 1998

•  Provides workforce procurement and management services to Global 2000 companies

•  Reduces customer’s cost of contingent labor up to 20%

•  Administers the hiring cycle to identify, leverage and manage the enterprise-wide temporary spend on human capital

•  2,200+ staffing suppliers including 400+ certified MWBE owned companies; 240,000 users; over $1 billion annually in worldwide Human Capital spend flows through Chimes

•  Comprehensive solution, including time & expense reporting, billing adjustment and invoicing and vendor vetting

•  Recurring, transaction fee-based revenue model

•  Operating income achieved in Q2 2004

•  Recently achieved SAS-70 certification

Industry leading solution poised for strong growth

Chimes: Market Leader

Chimes has the highest brand usage

[CHART]

Chimes:  Impressive Client Roster

[LOGOS]

VMS Market Potential

Year	Global Temp Help Revenue	Average Transaction Fee	Est. Maximum Market Size

2004	$175B	2.0%	$3.5B

2005	$185B	2.0%	$3.7B

2006	$200B	2.0%	$4.0B

2007	$210B	2.0%	$4.2B

Source: Staffing Industry Analysts

Chimes: Market Potential

Estimated Maximum Global Market Size

($ BN)

[CHART]

Only 10% to 15% of domestic enterprise customers have made a VMS selection

Approximately 120 of the Fortune 1000 have made a VMS selection

Current Chimes managed spend is over $1BN

US market approximately half of global market

Recent Staffing Industry Analysts, Inc. survey (December 2003) predicts 263% increase in VMS decisions during the next two years.

Chimes: Market Potential Summary

•  Potential market size is large

•  Early adopters of VMS represent a small number of companies

•  Approximately 12% of Fortune 1000

•  Chimes is a market leader with 30-plus customers and more than $1B in managed spend

•  Proven track record with many of the largest global companies

•  Entering a period of accelerating VMS decisions

Financial Highlights

Operating Income by Line of Business (in millions)

REVENUE

	Q1 2003	Q2 2003	Q3 2003	Q4 2003	Q1 2004	Q2 2004

IT Services	$36.2	$35.3	$32.3	$29.4	$29.8	$32.1

Solutions	19.6	18.7	27.0	26.8	24.5	27.8

Chimes	4.5	4.8	5.2	5.5	5.4	5.9

Total	$60.3	$58.8	$64.5	$61.7	$59.7	$65.8

OPERATING INCOME

IT Services	$(1.2)	$(0.6)	$(1.2)	$(1.0)	$(0.8)	$(1.4)

Solutions	1.7	1.4	1.0	1.7	1.4	2.3

Chimes	(1.9)	(1.1)	(0.6)	(0.3)	(0.4)	0.1

Total	$(1.4)	$(0.3)	$(0.8)	$0.4	$0.2	$1.0

Note: Operating Income includes Corporate allocation costs, but excludes amortization and special charges/credits.

Revenue Mix

[CHART]

Consolidated Gross Profit

[CHART]

Operating Income (Loss)

[CHART]

Note: Operating Income excludes amortization and special charges/credits.

Earnings/(Loss) per Share – GAAP Basis

[CHART]

Return on Invested Capital (%)

[CHART]

Summary Balance Sheet (in millions)

• Cash	$37
• Working capital	$77
• Total assets	$179
• Short-term borrowings	$0
• Long-term debt	$0
• Shareholders’ equity	$151
• Current ratio	4.4:1
• DSOs	74 days

June 30, 2004

Investment Considerations

•  Delivering on business plan – as evidenced by 1H04 performance

•  Achieved profitability during Q2 2004

•  Enhanced corporate governance practices

•  6 of 7 directors are independent

•  Non-executive Chairman, Earl Mason

•  ISS CGQ (Corporate Governance Quotient) – Outperform 87% of Russell 3000 Index & 95% of the Software and Services group

•  Returning to historical pattern of growth and profitability

•  Sound financial position

•  Strong balance sheet; $37 million in cash, no debt

Investment Summary

•  Board and management committed to Three Year Plan which will:

•  Create long-term growth and profitability

•  Accelerate revenue growth

•  Increase market share & open new markets

•  Grow ROIC

•  Maximize shareholder value

•  Provide for transparent communication with shareholders

Safe Harbor Act

•  Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that involve a number of risks and uncertainties. It is possible that the assumptions made by management—including, but not limited to, those relating to contract awards, service offerings, market opportunities, results, performance expectations, or expectations of cost savings may not materialize.

•  Actual results may differ materially from those projected or implied in any forward-looking statements. In addition to the above factors, other important factors include the risks associated with unforeseen technical difficulties, the ability to meet customer requirements, market acceptance of service offerings, changes in technology and standards, the ability to complete cost-reduction initiatives, the ability to execute the sale of certain operations or other initiatives, dependencies on key employees, customer satisfaction, availability of technical talent, dependencies on certain technologies, delays, market acceptance and competition, as well as other risks described from time to time in the Company’s filings with the Securities Exchange Commission, press releases, and other communications.